Subsequent Event	3 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Event
Note 12 – Subsequent Event

On October 2, 2013, the Company completed a Common Stock offering for $1,725,000 in gross proceeds, before deducting estimated offering expenses, in a registered direct offering of 690,000 shares of the Company’s Common Stock.  Each Share was sold at a price of $2.50 per share.  The Shares were sold pursuant to the Registration Statement in the form of a unit, at $5.00 per unit, with each unit consisting of 2 shares of Common Stock.

The net offering proceeds to the Company from the sale of the Common Stock, after deducting the estimated offering expenses payable by the Company of approximately $220,000 were approximately $1,505,000.  The net proceeds of the offering will be used for working capital, research and development and general corporate purposes.